UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2020

COHEN & COMPANY INC.

(Exact name of registrant as specified in its charter)

Maryland	1-32026	16-1685692
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Cira Centre 2929 Arch Street, Suite 1703 Philadelphia, Pennsylvania	19104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 701-9555

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	COHN	The NYSE American Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously disclosed, Cohen & Company, LLC (the “Operating LLC”), a Delaware limited liability company and a subsidiary of Cohen & Company Inc., a Maryland corporation (the “Company”), is the manager of Insurance Acquisition Sponsor, LLC (“IAS”) and Dioptra Advisors, LLC (“Dioptra” and, together with IAS, the “Sponsor Entities”). The Sponsor Entities were sponsors of Insurance Acquisition Corp. (Nasdaq: SFT), a special purpose acquisition company (SPAC) formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization, or similar business combination with one or more businesses.

For purposes of this Current Report on Form 8-K, the term “INSU” shall mean Insurance Acquisition Corp. prior to the closing of the Merger described below (the “Closing”), and the term “SFT” shall refer to Insurance Acquisition Corp.(currently named Shift Technologies, Inc., as described below) following the Closing.

On June 29, 2020, INSU entered into an Agreement and Plan of Merger (the “Merger Agreement”) with IAC Merger Sub, Inc., a Delaware corporation and direct wholly owned subsidiary of INSU (“Merger Sub”), and Shift Technologies, Inc., a Delaware corporation (“Shift”).

On October 13, 2020, Merger Sub was merged (the “Merger”) with and into Shift. In connection with the Merger, INSU changed its name from “Insurance Acquisition Corp.” to “Shift Technologies, Inc.” and, on October 15, 2020, INSU’s NASDAQ trading symbol changed to “SFT.” The Merger was approved by INSU’s stockholders at a special meeting of INSU’s stockholders held on October 13, 2020.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information provided below in the last paragraph under Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

Item 8.01	Other Events.

Upon the Closing, the Sponsor Entities held 375,000 shares of SFT’s Class A Common Stock, par value $0.0001 per share (“SFT Class A Common Stock”), and 187,500 warrants (“SFT Warrants”) to purchase an equal number of shares of SFT Class A Common Stock (such SFT Class A Common Stock and SFT Warrants, collectively, the “Placement Securities”) as a result of the 375,000 placement units which the Sponsor Entities had purchased in a private placement that occurred simultaneously with INSU’s initial public offering on March 22, 2019.

Further, upon the Closing, the Sponsor Entities collectively held an additional 4,497,525 shares of SFT Class A Common Stock as a result of its previous purchase of founder shares of INSU (collectively, the “Founder Shares,” and, together with the Placement Securities, the “Sponsor Shares”).

The Company currently consolidates the Sponsor Entities and previously treated its investment in INSU as an equity method investment.  Effective upon the Closing, the Company has reclassified its equity method investment in INSU to other investments, at fair value and has adopted fair value accounting for the investment in SFT, resulting in an amount of principal transaction revenue derived from the (i) the final amount of Sponsor Shares retained by the Sponsor Entities; (ii) the trading share price of the SFT Class A Common Stock and the SFT Warrants; and (iii) fair value discounts related to the share sale restrictions on the Sponsor Shares outlined below.  Upon recognition of the principal transaction revenue described above, the Company will record a non-controlling interest expense or compensation expense related to the amount of Sponsor Shares distributable to the non-controlling interest holders in the Sponsor Entities.  If the non-controlling interest holder is an employee of the Company, the expense will be recorded as compensation.  Otherwise, the expense will be non-controlling interest expenses.  The Company currently expects that, upon the registration of the Sponsor Shares in accordance with the Amended and Restated Registration Rights Agreement described below, (a) of the Placement Securities, 252,335 shares of SFT Class A Common Stock and 126,500 SFT Warrants will be distributed to the non-controlling interest holders of the Sponsor Entities and, (b) of the Founder Shares, 2,477,803 shares of SFT Class A Common Stock will be distributed to the non-controlling interest holders of the Sponsor Entities. Immediately following these distributions, the Company expects to retain (i) of the Placement Securities, 122,665 shares of SFT Class A Common Stock and 61,332 SFT Warrants, and (ii) of the Sponsor Shares, 2,019,722 shares of SFT Class A Common Stock.

Subject to certain limited exceptions, Placement Securities held by IAS will not be transferable or salable until 30 days following the Closing. Of the Founder Shares held by the Sponsor Entities, (a) 20% are freely transferable and salable, and (b) subject to certain limited exception, the remaining shares will not be transferable or salable until the closing price of the SFT Class A Common Stock, for a period of 20 out of any 30 consecutive trading days following the Closing, (a) exceeds $12.00 with respect to 20% of such shares, (b) exceeds $13.50 with respect to an additional 20% of such shares, (c) exceeds $15.00 with respect to an additional 20% of such shares, and (d) exceeds $17.00 with respect to an additional 20% of such shares.

Concurrently with the Closing, a subsidiary of the Company purchased 600,000 shares of SFT Class A Common Stock at a purchase price per share of $10.00 pursuant to a subscription agreement that such subsidiary executed at the time of the execution of the Merger Agreement. The Company’s subsidiary currently expects that, upon the registration of these 600,000 shares of SFT Class A Common Stock in accordance with the subscription agreement, the Company’s subsidiary will distribute 350,000 of such shares of SFT Class A Common Stock to its minority interest holders and distribute the remaining 250,000 of such shares of SFT Class A Common Stock to a wholly owned subsidiary of the Company.

At the Closing, the Sponsor Entities and SFT entered into a letter agreement (the “Sponsor Letter Agreement”), pursuant to which the Sponsor Entities will receive certain SFT board of directors observer rights. Pursuant to the Sponsor Letter Agreement, for so long as the Sponsor Entities, the Operating LLC, or any of their respective affiliates (as such term is defined in Rule 405 of the Securities Act of 1933, as amended) continue to hold shares representing at least two percent of the total voting power of shares entitled to vote in the election of directors of SFT issued and outstanding, the Sponsor Entities will have the right to designate an individual to attend and observe SFT’s board meetings.

In addition, at the Closing, the Sponsor Entities entered into an amended and restated registration rights agreement (the “Amended and Restated Registration Rights Agreement”) with SFT, Cantor Fitzgerald & Co., and certain other initial stockholders of SFT, requiring SFT to, among other things, file a resale shelf registration statement on behalf of the stockholders promptly after the Closing. The Amended and Restated Registration Rights Agreement will also provide certain demand rights and piggyback rights to the stockholders, subject to underwriter cutbacks and issuer blackout periods.

Prior to the Closing, in March 2019, Daniel G. Cohen, Lester R. Brafman and Joseph W. Pooler, Jr., purchased for $2,500, $2,500, and $300, respectively, interests in Dioptra.  Subsequent to the Closing, in respect of their ownership interests in Dioptra, Messrs. Cohen, Brafman and Pooler were allocated from Dioptra 196,739, 196,739 and 29,117 shares of SFT Class A Common Stock, respectively.  Of the shares allocated to each of Messrs. Cohen, Brafman and Pooler, (a) 20% are freely transferable and salable, and (b) subject to certain limited exception, the remaining shares will not be transferable or salable until the closing price of the SFT Class A Common Stock, for a period of 20 out of any 30 consecutive trading days following the consummation of the Merger, (a) exceeds $12.00 with respect to 20% of such shares, (b) exceeds $13.50 with respect to an additional 20% of such shares, (c) exceeds $15.00 with respect to an additional 20% of such shares, and (d) exceeds $17.00 with respect to an additional 20% of such shares. Mr. Cohen is the Chairman of the Board of Directors of the Company, Mr. Brafman is the Chief Executive Officer of the Company, and Mr. Pooler is the Executive Vice President, Chief Financial Officer and Treasurer of the Company.

Forward Looking Statements

This Current Report on Form 8-K contains certain statements, estimates, and forecasts with respect to future performance and events. These statements, estimates, and forecasts are “forward-looking statements.” In some cases, forward-looking statements can be identified by the use of forward-looking terminology such as “may,” “might,” “will,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “seek,” or “continue” or the negatives thereof or variations thereon or similar terminology. All statements other than statements of historical fact included in this communication are forward-looking statements and are based on various underlying assumptions and expectations and are subject to known and unknown risks, uncertainties, and assumptions, and may include projections of the Company’s future financial performance based on the Company’s growth strategies and anticipated trends in its business. These statements are based on the Company’s current expectations and projections about future events. There are important factors that could cause the Company’s actual results, level of activity, performance, or achievements to differ materially from the results, level of activity, performance, or achievements expressed or implied in the forward-looking statements including, but not limited to, those discussed under the heading “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition” in the Company’s filings with the Securities and Exchange Commission (the “SEC”), which are available at the SEC’s website at www.sec.gov and the Company’s website at www.cohenandcompany.com/sec-filings. Such risk factors include the following: (a) a decline in general economic conditions or the global financial markets, (b) losses caused by financial or other problems experienced by third parties, (c) losses due to unidentified or unanticipated risks, (d) a lack of liquidity, i.e., ready access to funds for use in the Company’s businesses, (e) the ability to attract and retain personnel, (f) litigation and regulatory issues, (g) competitive pressure, (h) an inability to generate incremental income from acquired businesses, (i) unanticipated market closures due to inclement weather or other disasters, (j) losses (whether realized or unrealized) on the Company’s principal investments, (k) an inability to achieve projected integration synergies, and (l) the possibility that the intended distributions to minority interest holders of the Sponsor Entities and the Company’s subsidiary will not occur. As a result, there can be no assurance that the forward-looking statements included in this communication will prove to be accurate or correct. In light of these risks, uncertainties, and assumptions, the future performance or events described in the forward-looking statements in this communication might not occur. Accordingly, you should not rely upon forward-looking statements as a prediction of actual results and we do not undertake any obligation to update any forward looking statements, whether as a result of new information, future events, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COHEN & COMPANY INC.

Date: October 15, 2020	By:	/s/ Joseph W. Pooler, Jr.
Name: Joseph W. Pooler, Jr.
Title: Executive Vice President, Chief Financial Officer and Treasurer

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